Exhibit 99.1

Safety Shot, Inc. Secures Significant Order from Leading Midwestern Grocer, Underscoring Growing Consumer and Retailer Confidence in Sure Shot Brand

SCOTTSDALE, Ariz., February 7, 2025 – Safety Shot, Inc. (Nasdaq: SHOT) (“Safety Shot” or the “Company”), a leading wellness and dietary supplement company, today announced a significant order for its flagship product, Sure Shot, from a prominent Midwestern grocery chain with over 285 stores across eight states. This partnership, initially announced in late 2024, marks a major milestone in Safety Shot’s retail expansion strategy. The substantial order of 150 cases, equivalent to 600 six packs.

“We are thrilled to announce this significant order from a leading Midwestern grocer,” said Jarrett Boon, CEO of Safety Shot. “This order, beyond its substantial volume, signifies growing consumer and retailer confidence in Sure Shot and its unique ability to promote responsible alcohol consumption. We believe this is a strong indicator of the increasing acceptance of Sure Shot as a valuable addition to the wellness sections of major grocery chains.”

This order represents a significant step in Safety Shot’s ongoing efforts to establish a strong presence in the grocery sector. The Company’s strategic focus on expanding distribution through major retailers is gaining momentum, with Sure Shot now available in a growing number of stores across the United States.

“This is just the beginning of our partnership with this valued grocer,” added Boon. “We are confident that this initial order will pave the way for increased shelf presence and broader distribution of Sure Shot across their extensive network of stores. We are committed to working closely with our retail partners to ensure the successful introduction and continued growth of Sure Shot within their respective markets.”

About Safety Shot, Inc.

Safety Shot, Inc., a wellness and dietary supplement company, has developed Sure Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Sure Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. The Company is introducing business-to-business sales of Sure Shot to distributors, retailers, restaurants, and bars throughout 2025.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to SHOT. All statements other than statements of historical facts contained in this press release, including statements regarding SHOT’s future results of operations and financial position, SHOT’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of SHOT are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, risks relating to SHOT which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs; changes in applicable laws or regulations; the possibility that SHOT may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties, including those under “Risk Factors” in filings with the SEC made by SHOT. Moreover, SHOT operates in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond SHOT’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. None of SHOT gives any assurance that SHOT will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, SHOT assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

Phone: 561-244-7100

Email:investors@drinksafetyshot.com